Exhibit 23.3

              CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS






As  independent   certified  public  accountants,   we  hereby  consent  to  the
incorporation of our report dated April 8, 2004, on the financial statements of Quiet Tiger, Inc., included in this Amendment No. 2 to Form SB-2.



/s/ Semple & Cooper, LLP
-------------------------
Phoenix, Arizona
April 8, 2005